UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NF Investment Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NF Investment Corp.

520 Madison Avenue, 38th Floor

New York, NY 10022

March 30, 2016

To Our Stockholders:

We are pleased to invite you to attend the 2016 Annual Meeting of Stockholders of NF Investment Corp. to be held on May 13, 2016, at 8:30 a.m. Eastern time, at the offices of NF Investment Corp., 520 Madison Avenue, 38th Floor, New York, NY 10022.

The following pages include a formal notice of the meeting and our proxy statement. The proxy statement describes the matters on the agenda for the meeting. Please read these materials so that you will know what we intend to act on at the meeting. It is important that your shares be represented at the meeting, regardless of whether you plan to attend the meeting in person. Please vote your shares as soon as possible through any of the voting options available to you as described in our proxy statement.

On behalf of management and our Board of Directors, we thank you for your continued support of NF Investment Corp.

Sincerely,

/s/ Michael A. Hart
Michael A. Hart
President and Director

New York, NY

March 30, 2016

NF Investment Corp.

520 Madison Avenue, 38th Floor

New York, NY 10022

Notice of the 2016 Annual Meeting of Stockholders

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders (the “Meeting”) of NF Investment Corp. (the “Company”) will be held at the offices of the Company, 520 Madison Avenue, 38th Floor, New York, NY 10022 on May 13, 2016, at 8:30 a.m. Eastern time. The Meeting is being held for the following purposes:

1.	To elect two Class III directors to each serve for a three-year term and two Class II directors to each serve for a two-year term, each until his successor is duly elected and qualified or until his earlier death, resignation or removal.

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.	To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Only stockholders of record at the close of business on March 17, 2016 are entitled to notice of and to vote at the Meeting or at any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ Matthew Cottrell
Matthew Cottrell
Secretary

New York, NY

March 30, 2016

The proxy statement, a form of proxy card and the Company’s 2015 annual report to the stockholders, which consists of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, are available online at https://proxyonline.com/docs/nfinvestment/. If you plan on attending the Meeting, whether or not you intend to vote your shares in person, you will need to bring photo identification and proof of ownership of your shares as of the record date in order to be admitted to the Meeting. To obtain directions to the Meeting, please call the Company at 877-536-1564.

Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing and returning the proxy card is important to ensure a quorum at the Meeting. Stockholders also have the option to authorize their proxies by telephone or Internet by following the instructions printed on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

NF Investment Corp.

520 Madison Avenue, 38th Floor

New York, NY 10022

PROXY STATEMENT

FOR THE 2016

ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited on behalf of the Board of Directors of NF Investment Corp. (the “Board” or the “Directors”), which is sometimes referred to in this proxy statement as “NFIC”, “we”, “us”, “our”, or the “Company,” for use at the Company’s 2016 Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of the Company, 520 Madison Avenue, 38th Floor, New York, NY 10022 on May 13, 2016, at 8:30 a.m. Eastern time. Only holders of record of our common stock at the close of business on March 17, 2016 (the “Record Date”) will be entitled to vote at the Meeting. At the close of business on the Record Date, we had 7,279,608 shares of common stock outstanding and entitled to vote at the Meeting.

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials on the Internet, including the proxy statement and the accompanying form of proxy (collectively, the “Proxy Statement”) and the Company’s annual report to stockholders (the “Annual Report”), which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 Form 10-K”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) was distributed on or about March 30, 2016 to our stockholders of record as of the close of business on the Record Date. Stockholders are able to (1) access the proxy materials on a website referred to in the Notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the Notice. You will need your 12-digit control number that is included with the Notice to authorize your proxy for your shares through the Internet. If you have not received a copy of this Notice, please contact us by mail sent to the attention of the Secretary of the Company, Matthew Cottrell, at our principal executive offices located at 520 Madison Avenue, 38th Floor, New York, NY 10022 or you can call us by dialing 212-813-4900.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying proxy is executed and returned (and not revoked) prior to the Meeting, the shares of NFIC’s common stock represented by the proxy will be voted (1) FOR the election of four Director candidates nominated by the Board and (2) FOR the ratification of the selection of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Should any matter not described above be properly presented at the Meeting, the named proxies will have discretion to vote the shares thereby represented in accordance with their judgment.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the Record Date.

The Meeting is being held for the following purposes:

1. To elect two Class III Directors to each serve for a three-year term and two Class II Directors to each serve for a two-year term, each until his successor is duly elected and qualified or until his earlier death, resignation or removal.

2. To ratify the selection of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

3. To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals

A majority of the outstanding shares of common stock must be present or represented by proxy at the Meeting in order to have a quorum. If you have properly voted by proxy online or via mail and did not subsequently revoke your proxy, you will be considered part of the quorum. We will count “abstain” and “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Meeting. If at any time shares are held through brokers, we will count broker non-votes, if any, as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters. Stockholders do not have cumulative voting rights or rights of appraisal.

Provided a quorum is present, Directors are elected by a plurality of the votes represented at the Meeting and voted for nominee(s) in the election. A proxy marked “withhold” with respect to a Director nominee will result in such Director nominee receiving one fewer “FOR” vote that would count towards a plurality.

The affirmative vote of the majority of shares represented at the Meeting and voting on the proposal will determine the outcome of the ratification of our independent registered public accounting firm. For each of these proposals, “abstain” votes and broker non-votes, if any, though counted for purposes of establishing a quorum, will have no effect on the outcome of the vote.

The inspector of elections appointed for the Meeting will separately tabulate affirmative and “withhold” votes, “abstain” votes and broker non-votes.

Adjournment of Meeting

In the event that a quorum is not achieved at the Meeting, either in person or represented by proxy, the chairman of the Meeting shall have the power to adjourn the Meeting sine die or from time to time not more than 120 days after the original Record Date without notice other than the announcement at the Meeting to permit further solicitation of proxies. If the Meeting is adjourned and a quorum is present at such adjournment, any business may be transacted which might have been transacted at the Meeting as originally notified.

The stockholders present either in person or by proxy at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Proxies for the Meeting

The named proxies for the Meeting are Matthew Cottrell and Orit Mizrachi (or their duly authorized designees), who will follow submitted proxy voting instructions. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each Director nominee named below, and to vote on any other matters properly presented at the Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and distributing the Notice and, if requested, this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card, and the Annual Report, which consists of the Company’s 2015 Form 10-K.

In addition to the solicitation of proxies by mail or e-mail, proxies may be solicited in person and by telephone or facsimile transmission by Directors and officers of the Company, or certain employees of and affiliates of the

Company’s investment adviser without special compensation therefor. The Company has also retained AST Fund Solutions, LLC to assist in the solicitation of proxies for a base fee of approximately $650, plus additional fees per contact with stockholders and for reimbursement of reasonable out-of-pocket expenses.

Householding of Proxy Materials

Under rules adopted by the SEC, companies and intermediaries (e.g., brokers) may satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. The rules also apply to the delivery of the Notice.

The Company’s amended and restated bylaws (the “Bylaws”) allow us to give a single notice to all stockholders who share an address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. A single copy of the Notice or, if applicable, our Proxy Statement and our Annual Report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the attention of the Secretary of the Company, Matthew Cottrell, at our principal executive offices located at 520 Madison Avenue, 38th Floor, New York, NY 10022 or 212-813-4900. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and Annual Report at their addresses and would like to request “householding” of their communications should contact their brokers.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Secretary of the Company, Matthew Cottrell, at our principal executive offices located at 520 Madison Avenue, 38th Floor, New York, NY 10022. You can call us by dialing 212-813-4900. You can access our proxy materials online at https://proxyonline.com/docs/nfinvestment/ using the control number found on your Notice and in the box at the right of your Proxy Card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership as indicated in the Company’s books and records of each current Director, each nominee for Director, each executive officer of the Company, the executive officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

The percentage ownership is based on 7,279,608 shares of common stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is 520 Madison Avenue, 38th Floor, New York, NY 10022.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
Michael J. Petrick	38,214	0.5%
Michael A. Hart	—	—%
Eliot P.S. Merrill	—	—%
Independent Directors
Nigel D.T. Andrews	—	—%
William P. Hendry	—	—%
Michael L. Rankowitz	—	—%
John G. Nestor	—	—%
Executive Officers
Orit Mizrachi	956	* %
Venugopal Rathi	—	—%
Matthew Cottrell	—	—%
All Directors and Named Executive Officers as a Group	39,170	0.5%
Five-Percent Stockholders:
State of Connecticut acting through its treasurer as trustee	2,876,917	39.5%
AFA Sjukforsakringsaktiebolag	2,579,473	35.4%
Allegheny Technologies Incorporated Master Pension Trust	1,342,561	18.4%

*	Represents less than one tenth of one percent.
(1)	For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of common stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of Directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than five percent of our common stock and each Director and executive officer has sole voting and/or investment power over the shares reported.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is presently composed of seven Directors, divided into three classes, each serving staggered three-year terms. The term of our first class of Directors will expire at the 2017 annual meeting of stockholders; the term of our second class of Directors will expire at the 2018 annual meeting of stockholders; and the term of our third class of Directors will expire at the Meeting.

The Board has nominated each of Michael A. Hart and Michael L. Rankowitz as a Class III Director, each to serve until his successor is duly elected and qualified at the annual meeting of stockholders held in 2019 or until his earlier death, resignation or removal. Mr. Hart serves as a Director of our Board. Mr. Hart is an “interested person” of the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), because he presently serves as the President of the Company and a Managing Director of The Carlyle Group L.P. (“Carlyle”), an affiliate of the Company. Mr. Rankowitz serves as a Director of our Board and is a member of the Audit Committee of the Board (the “Audit Committee”) and Pricing Committee (the “Pricing Committee”). The Board has determined that Mr. Rankowitz is not an “interested person” of the Company, of Carlyle GMS Investment Management L.L.C., our investment adviser (the “Adviser” or “CGMSIM”), or of any of their respective affiliates as defined in Section 2(a)(19) of the 1940 Act.

At a meeting held on March 10, 2016, the Board increased the size of the Board of Directors from five to seven members and elected each of Eliot P.S. Merrill and Nigel D.T. Andrews to serve as a Class II Director, effective March 11, 2016, to fill the vacancies created by the increase in the size of the Board. The Board nominated each of Mr. Merrill and Mr. Andrews as a Class II Director for election by stockholders at this Meeting, each to serve until his successor is duly elected and qualified at the annual meeting of stockholders held in 2018 or until his earlier death, resignation or removal. Mr. Merrill is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act, because he presently serves as a Managing Director of Carlyle. In addition to serving as a Director of our Board, Mr. Andrews is a member of the Audit Committee. The Board has determined that Mr. Andrews is not an “interested person” of the Company, of the Adviser, or of any of their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. Messrs. Merrill and Andrews are standing for election by stockholders of the Company for the first time.

Each of Messrs. Hart, Rankowitz, Merrill and Andrews has consented to being named in this Proxy Statement and to serving as a Director if elected at the Meeting. If, for any reason, Messrs. Hart, Rankowitz, Merrill or Andrews becomes unable or unwilling to serve at the time of the Meeting, the persons named as proxies in the proxy will have the authority to vote for a substitute nominee or nominees. We do not anticipate that Messrs. Hart, Rankowitz, Merrill or Andrews will be unable or unwilling to serve.

The Board recommends that stockholders vote “FOR” the Company’s nominees for Directors.

Biographical Information

Set forth below are brief biographies of each of Messrs. Hart, Rankowitz, Merrill and Andrews and of all other members of the Board who will continue in office. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable Director should serve on our Board at this time. In addition, set forth further below is a biography of each executive officer of the Company who is not a Director. Unless otherwise indicated by footnote, the address for each listed individual is 520 Madison Avenue, 38th Floor, New York, NY 10022.

Nominees for Election as Class III Directors

Set forth below is certain information relating to our Directors, including details on each Director nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a Director of the Company.

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Michael A. Hart	54	President and Director (Interested)	2	2016	2015
Michael L. Rankowitz	58	Director (Independent)	2	2016	2012

(1)	The term “Fund Complex” refers to both the Company and an affiliated fund, Carlyle GMS Finance, Inc. (“GMS Finance”), a business development company (“BDC”) that has the same Adviser and administrator, Carlyle GMS Finance Administration L.L.C. (the “Administrator” or “CGMSFA”) as the Company. Directors and officers who oversee both funds in the Fund Complex are noted.

Michael A. Hart has served as our President since September 2014, a Director since March 2015 and is a member of the Adviser’s Investment Committee. He is a Managing Director of Carlyle and also serves on the board of directors and as the president of GMS Finance. Mr. Hart has over 21 years of capital markets, corporate finance, M&A, risk management, accounting and managerial experience. Prior to joining Carlyle in 2014, Mr. Hart was a Managing Director in the Financial Markets Advisory group at BlackRock Solutions, where he served as co-head of the U.S. advisory practice and was a member of the BlackRock Solutions Operating Committee. Prior to joining BlackRock Solutions, Mr. Hart spent 12 years with Morgan Stanley where his responsibilities included Global Co-Head of Leveraged and Acquisition Finance, Global Head of Loan Products Group and Co-Chairman of the firm’s Capital Commitment Committee. Prior to joining Morgan Stanley, Mr. Hart worked at the Chase Manhattan Bank in the Merchant Banking Group where he originated and executed LBO financings for the firm’s private equity clients. Mr. Hart was a Certified Public Accountant with Ernst & Whinney prior to business school. Mr. Hart graduated with a bachelor’s degree in Accounting from Duquesne University and received his MBA from Duke University’s Fuqua School of Business. Mr. Hart is an experienced leader whose extensive experience in capital markets, corporate finance and risk management provides our Board with valuable insight and leadership.

Michael L. Rankowitz has served on our Board since 2013, and is a member of our Audit Committee. He is also a director and a member of the audit committee of GMS Finance. Mr. Rankowitz has served as a senior advisor to Morgan Stanley, and as a member of its pension committee, since 2006. In 2001, Mr. Rankowitz retired from Morgan Stanley, where he worked for over 20 years, most recently as co-head of global high yield, responsible for risk management, research and sales for high yield, emerging markets, bank debt and distressed securities. He is formerly a director and chairman of the finance committee of the New York Racing Association. Mr. Rankowitz, with his extensive knowledge of the leveraged finance markets across both loans and bonds, provides critical insight on risk management and portfolio valuation, and strategic direction on the portfolio across different market cycles.

Nominees for Election as Class II Directors

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Eliot P.S. Merrill	45	Director (Interested)	2	2018	2016
Nigel D.T. Andrews	68	Director (Independent)	2	2018	2016

Eliot P.S. Merrill has served on our Board since March 11, 2016. Mr. Merrill is also a member of the board of directors of GMS Finance. Mr. Merrill is a Managing Director of Carlyle where he leads Carlyle Global Partners, a private equity vehicle that invests in companies and/or situations with longer duration investment horizons than traditional private equity funds. Prior to Carlyle Global Partners, Mr. Merrill primarily focused on U.S. buyout opportunities in the telecommunications and media sectors. Prior to joining Carlyle in 2011, Mr. Merrill was a Principal at Freeman Spogli & Co., a buyout fund with offices in New York and Los Angeles. Prior to that, Mr. Merrill worked at Dillon Read & Co. in the Mergers and Acquisitions Group. Prior to that, Mr. Merrill was a Sail Consultant and Special Project Coordinator for Doyle Sailmakers, Inc. He currently is a member of the board of directors of Getty Images and TCW Group. Mr. Merrill has previously served on the boards of several other Carlyle investments, including AMC Loews and Nielson Company B.V. Mr. Merrill graduated magna cum laude from Harvard College. Mr. Merrill’s depth of experience in investment management and capital markets, intimate knowledge of the business and operations of Carlyle’s investment platform, and experience as a director of other public and private companies provides our Board with valuable insight.

Nigel D.T. Andrews has served on our Board since March 11, 2016 and is a member of our Audit Committee. Mr. Andrews is also a member of the board of directors and audit committee of GMS Finance. Mr. Andrews recently retired from his roles as governor at London Business School, a director and a member of the audit and remuneration committees at Old Mutual plc., and Chairman of Old Mutual Asset Management, where he served from 2002 to 2014. Mr. Andrews continues to actively manage his own private investments and to serve as a trustee of Victory Funds, a position he has held since 2002. From 2000 to 2010, Mr. Andrews served on the board of directors of Chemtura Corporation, a New York Stock Exchange listed company. Mr. Andrews also served as a Managing Director of Internet Capital Group, Inc. from 2000 to 2001. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric Company, including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and General Manager of GE Plastics-Americas. During Mr. Andrews’ 13-year career with GE, he also served as a Vice President for Corporate Business Development and Strategy reporting to the chairman of the board. Prior to joining GE, Mr. Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International Chemical Company. Mr. Andrews received an M.B.A. from the London Business School and a B.Sc. from the University of Sheffield. Mr. Andrews’ broad executive experience with the operations and transactions of industrial and financial services businesses provides our Board with valuable insights and knowledge that will enhance our ability to achieve our investment objectives.

Incumbent Class I Directors: Term Expiring 2017

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Michael J. Petrick	54	Chairman of the Board of Directors (Interested)	2	2017	2012
John G. Nestor	71	Director (Independent)	2	2017	2013

(1)	The term “Fund Complex” refers to both the Company and GMS Finance. Directors and officers who oversee both funds in the Fund Complex are noted.

Michael J. Petrick has served as the Chairman of our Board since 2012 and is Chairman of the Adviser’s Investment Committee. He is a Managing Director of Carlyle, Head of Carlyle’s Global Market Strategies platform (“GMS”), and a member of Carlyle’s Management Committee as of March 14, 2013. He is also chairman of the board of directors of GMS Finance. As Head of GMS, Mr. Petrick leads Carlyle’s array of structured credit, mezzanine and distressed teams and oversees Carlyle’s interests in hedge funds. Prior to joining Carlyle, Mr. Petrick had a 20-year career at Morgan Stanley. In addition to being Global Head of Institutional Sales and Trading and a member of Morgan Stanley’s Operating Committee and Management Committee, Mr. Petrick presided over numerous businesses at Morgan Stanley, including Global Head of Corporate Credit, Global Head of Non-Investment Grade, Global Head of Distressed Investing, and Global Head of Leveraged Finance and Restructurings. In these various capacities, Mr. Petrick was responsible for a diverse set of asset classes, including equities, commodities, corporate, residential, commercial, proprietary trading, tax and direct investments. Mr. Petrick has served on the boards of DigitalGlobe and Marvel Entertainment. Mr. Petrick graduated with a B.A. in chemistry and economics from Grinnell College in 1984. He earned his M.B.A. in finance from the University of Chicago in 1987. Mr. Petrick’s depth of experience in investment management and capital markets, intimate knowledge of the business and operations of Carlyle’s investment platform, and experience as a director of other public and private companies provides our Board with valuable insight and leadership.

John G. Nestor has served on our Board since 2013, and is a member of our Audit Committee. Mr. Nestor is also a member of the board of directors and audit committee of GMS Finance. Mr. Nestor joined Kirtland Capital Partners in March 1986. He is chairman and senior managing partner of this private investment firm. Prior to joining Kirtland Capital Partners, Mr. Nestor worked for 16 years for Continental Illinois Bank. For eight years he focused on lending to small businesses in the Chicago area. In 1977, Mr. Nestor was transferred to Philadelphia where he was involved in commercial lending and, in 1979, he moved to Cleveland to manage Continental Illinois Bank’s Cleveland Office. Mr. Nestor is a member of the advisory board of Kirtland Capital Partners and is the chairman of the board of directors of SmartSource Computer and Audio Visual Rentals. Mr. Nestor is also a member of the board of directors of Form Tech Concrete Forms. Mr. Nestor serves as a trustee of the Kelvin and Eleanor Smith Foundation and the Deaconess Community Foundation. He is also a member of the advisory board of the Beech Brook Leadership Advisory Council. Mr. Nestor is the former chairman of the board of trustees of the Cleveland Foodbank and The Diversity Center. A native of Cleveland, Mr. Nestor attended St. Ignatius High School. He holds an undergraduate degree in business from Georgetown University, an MBA from the University of Notre Dame and an MA in Urban Studies from Loyola University of Chicago. Mr. Nestor is an experienced leader whose numerous board and advisory positions and experiences in the middle markets provide our Board valuable insights.

Incumbent Class II Director: Term Expiring 2018

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
William P. Hendry	66	Director (Independent)	2	2018	2013

(1)	The term “Fund Complex” refers to both the Company and GMS Finance. Directors and officers who oversee both funds in the Fund Complex are noted.

William P. Hendry has served on our Board since 2013, and is the Chairman of our Audit Committee. Mr. Hendry also serves on the board of directors and is chairman of the audit committee of GMS Finance. Mr. Hendry was appointed in 2014 and served as a non-executive director and a member of the audit committee of the board of Santander Consumer USA Holdings Inc. until August 2015. Mr. Hendry currently is a Special Adviser to Promethean Investments L.L.P. and is chairman of the board of directors at Pharma-Cycle L.L.C. Mr. Hendry served as a director of FirstCity since August 2010, and chairman of the board from August 2011 until the company was acquired by Varde in the early part of 2013. Mr. Hendry has more than 30 years of experience in the banking industry and headed Bank of Scotland’s operations in the United States before it was acquired in 2009 by Lloyds Banking Group. He launched W.P. Hendry and Associates in February 2009, a bank consulting firm that handles complex business and lending issues. Mr. Hendry has held senior banking positions in Scotland, Northern Ireland, Canada, the Middle East, Africa and the United States. Mr. Hendry has extensive experience in mergers and acquisitions, most notably at Drive Financial Services (a national subprime auto lender) where he led HBOS plc’s investment analysis group in 2000, then becoming chairman of the board until the business was sold to Banco Santander in 2006. Mr. Hendry holds an MBA from the University of Strathclyde and completed an advanced management program at Harvard Business School. He is a Fellow of the Institute of Bankers in Scotland and a Fellow of the Institute of Canadian Bankers. Mr. Hendry is an experienced leader whose numerous management positions and global experiences in the financial services sector have provided him with an abundance of skills and valuable insight in handling complex financial transactions and issues, all of which makes him well qualified to serve on our Board.

Equity Owned by Directors and Nominees in the Company

The following table sets forth the dollar range of equity securities of the Company beneficially owned by each Director or Director nominee as of the Record Date.

	Dollar Range of our Common Stock Beneficially Owned in the Company(1)(2		Aggregate Dollar Range of our Common Stock Beneficially Owned in the Fund Complex(1)(2)(3)
Interested Directors
Michael J. Petrick	Over $	100,000	Over $	100,000
Michael A. Hart		None	Over $	100,000
Eliot P.S. Merrill		None	Over $	100,000
Independent Directors
Nigel D.T. Andrews		None	Over $	100,000
William P. Hendry		None		None
Michael L. Rankowitz		None		None
John G. Nestor		None		None

(1)	The dollar ranges used in the above table are: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of the Record Date, multiplied by the Company’s net asset value per share as of December 31, 2015. The dollar range of equity securities of GMS Finance were determined using the number of shares that are beneficially owned as of the Record Date, multiplied by GMS Finance’s net asset value per share as of December 31, 2015.
(3)	The term “Fund Complex” refers to both the Company and GMS Finance. Directors and officers who oversee both funds in the Fund Complex are noted.

Information Regarding Executive Officers Who Are Not Directors

	Age	Position	Number of Portfolios in Fund Complex Overseen by Officer(1)	Officer Since
Orit Mizrachi	43	Chief Operating Officer	2	2014
Venugopal Rathi	36	Chief Financial Officer and Treasurer	2	2015
Matthew Cottrell	43	Chief Compliance Officer and Secretary	2	2012

(1)	The term “Fund Complex” refers to both the Company and GMS Finance. Directors and officers who oversee both funds in the Fund Complex are noted.

Orit Mizrachi has served as our Chief Operating Officer since 2014 and is a Managing Director of Carlyle and Head of Global Business Operations of GMS. She is also Chief Operating Officer of GMS Finance. Since joining Carlyle in 2010, Ms. Mizrachi has been involved in various roles and most recently served as the Director of Operations for the GMS platform from 2011 to 2014. Prior to joining Carlyle, Ms. Mizrachi worked in the hedge fund industry as the Chief Financial Officer of Carlyle Blue Wave Management L.P. and controller at Sagamore Hill Capital Management L.P., two multi-strategy hedge funds. Ms. Mizrachi started her career at Goldstein Golub & Kessler LLP as an auditor in their financial services group. She has a Bachelor of Science in Accounting from the State University of New York at Albany.

Venugopal Rathi has served as our Chief Financial Officer and Treasurer since 2015 and is a Principal of Carlyle and Chief Financial Officer of GMS. He is also Chief Financial Officer and Treasurer of GMS Finance. Prior to joining Carlyle, Mr. Rathi served as a Senior Manager at EY from 2007 to 2014, and Manager at EY India from 2004 to 2007. Mr. Rathi is a Certified Public Accountant in the State of New York. Mr. Rathi is also a Chartered Accountant from the Institute of Chartered Accountants of India. Mr. Rathi received a Bachelor of Commerce degree in Accounting and Finance from the MDS University, India.

Matthew Cottrell has served as our Chief Compliance Officer and Secretary since 2012 and is a Director of Carlyle based in London. He is also Chief Compliance Officer and Secretary of GMS Finance. Since joining Carlyle in 2006, Mr. Cottrell has been involved with fund structuring, documentation and management of a range of collateralized loan obligations (“CLO”), low levered, market value and synthetic funds together with regulation, compliance and operations management for GMS in Europe. Prior to joining Carlyle, Mr. Cottrell was a Director in structured finance and credit policy at Fitch Ratings and he practiced as a banking lawyer in the international finance group at Ashurst, an international law firm. Mr. Cottrell holds a B.Sc. (Hons) in Mathematics and Philosophy from Durham University and an LPC from the College of Law. From 1998 to 2002, Mr. Cottrell was a Solicitor of the Supreme Court of England and Wales. He is a CFA charterholder and has a CIMA diploma in management accounting.

CORPORATE GOVERNANCE

Our Board of Directors

Board Composition

Our Board consists of seven members. Pursuant to our articles of amendment and restatement (the “Articles of Amendment and Restatement”), the Board is divided into three classes, with the members of each class each serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The term of our Class I Directors will expire at the 2017 annual meeting of stockholders; the term of our Class II Directors will expire at the 2018 annual meeting of stockholders; and the term of our Class III Directors will expire at the Meeting.

Messrs. Petrick and Nestor serve as Class I Directors (with a term expiring in 2017). Messrs. Hendry, Merrill and Andrews serve as Class II Directors (with a term expiring in 2018). Messrs. Hart and Rankowitz serve as Class III Directors (with a term expiring at the Meeting). Any Class III Directors elected at the Meeting will have a term expiring in 2019, and any Class II Directors elected at the Meeting will have a term expiring in 2018.

Independent Directors

Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, of the Adviser, or of any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).

Consistent with these considerations, after review of all relevant transactions and relationships between each Director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that each of Messrs. Andrews, Hendry, Rankowitz and Nestor qualifies as an Independent Director. Each Director who serves on the Audit Committee is an Independent Director for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Interested Directors

Each of Messrs. Petrick, Hart and Merrill is considered an “interested person” (as defined in the 1940 Act) of the Company because of his respective relationship with us, our Adviser or affiliated persons of the Adviser (each, an “Interested Director”).

Meetings and Attendance

Our Board met nine times during the year ended December 31, 2015, including four regular quarterly meetings and five special meetings, and acted on various occasions by written consent. No incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he has been a Director) and the total number of meetings held by all committees of the Board on which he served (during the period that he served).

Board Attendance

All Directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each Director to make a diligent effort to attend all Board and committee meetings. The Company does not currently have a policy with respect to Board member attendance at annual meetings of stockholders. One Director attended our 2015 annual meeting of stockholders.

Board Leadership Structure

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers, and approves the engagement and reviews the performance of our independent registered public accounting firm.

Under our Bylaws, our Board may designate a Chairman to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director, and we believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders’ best interests at such times.

Presently, Mr. Petrick serves as the Chairman of our Board. Mr. Petrick is an Interested Director. We believe that Mr. Petrick’s extensive knowledge of the financial services industry and capital markets in particular qualifies him to serve as the Chairman of our Board. We believe that we are best served through this existing leadership structure, as Mr. Petrick’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.

Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when an Interested Director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of an Audit Committee comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations.

Role in Risk Oversight

Our Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by our Chief Compliance Officer and of the operation of our compliance policies and procedures. As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through the Administrator and The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.”), with whom we have a personnel agreement), accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.

Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report addresses, at a minimum: (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Communications with Directors

Our Board has established procedures whereby our stockholders and other interested parties may communicate with any member of our Board, the chairman of any of our Board committees or with our Independent Directors as a group by mail addressed to the applicable Directors or Director group, in the care of the Secretary of the Company, Matthew Cottrell, NF Investment Corp., 520 Madison Avenue, 38th Floor, New York, NY 10022. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate Director, or Directors, for review.

SOX Code of Ethics

The Company has adopted a Code of Ethics for Principal Executive and Senior Financial Officers under the Sarbanes-Oxley Act of 2002, as amended (the “SOX Code of Ethics”), which applies to, among others, our principal executive officer and principal financial officer. There have been no material changes to our SOX Code of Ethics or material waivers of the SOX Code of Ethics that apply to our Chief Executive Officer or Chief Financial Officer. We hereby undertake to provide a copy of the SOX Code of Ethics to any person, without charge, upon request. Requests for a copy of the SOX Code of Ethics may be made in writing addressed to the Secretary of the Company, Matthew Cottrell, NF Investment Corp., 520 Madison Avenue, 38th Floor, New York, NY.

Committees of the Board of Directors

Our Board has established an Audit Committee and a Pricing Committee, and may establish additional committees in the future. The Board does not have a standing nominating committee because it believes the function typically served by this committee is best handled by those Directors whose term is not expiring currently. The Board does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. The compensation of the Directors who are not considered “interested persons” of our Company is determined solely by those Directors.

Audit Committee

The Audit Committee is currently composed of Messrs. Andrews, Hendry, Rankowitz and Nestor, all of whom are Independent Directors. Mr. Hendry serves as Chairman of the Audit Committee. Our Board has determined that Mr. Hendry is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs. Andrews, Hendry, Rankowitz and

Nestor meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements. The Audit Committee held eight regular meetings during the year ended December 31, 2015.

Our Audit Committee’s charter is available on our website at: www.nfinvestmentcorp.com/CorporateGovernance.htm.

Pricing Committee

The Pricing Committee is currently composed of Messrs. Petrick and Rankowitz. The Pricing Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Pricing Committee. The principal goals of the Pricing Committee are to approve the offering price of shares of the Company’s common stock in accordance with the Company’s valuation policies, and to ensure that the Company does not sell its common stock (i) at a price below the net asset value of such common stock, as required by Section 23 of the 1940 Act, as made applicable to BDCs by Section 63 of the 1940 Act, or (ii) at a price above the net asset value of such common stock as of the most recently completed fiscal quarter.

Director Nominations

Nomination for election as a Director may be made by the Board or by stockholders in compliance with the procedures set forth in our Bylaws. The Board does not have a standing nominating committee because it believes the function typically served by this committee is best handled by those Directors whose term is not expiring currently.

The Board seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board, our Company and our stockholders. In considering possible candidates for election as a director, the Board takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to our affairs;

•	are able to work with the other members of our Board and contribute to our success;

•	can represent the long-term interests of our stockholders as a whole; and

•	are selected such that our Board represents a range of backgrounds and experience.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying Director nominees. In determining whether to recommend a Director nominee, the Board considers and discusses diversity, among other factors, with a view toward the needs of our Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board when identifying and recommending Director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting Director nominees is consistent with the goal of creating a Board that best serves our needs and the interests of our stockholders.

The Independent Directors whose term is not expiring at a meeting of stockholders select and evaluate any candidates for Independent Director at such meeting, and the Directors whose term is not expiring at a meeting of stockholders select and evaluate candidates for Interested Directors at such meeting, in each case in accordance with the criteria set forth above. Such Independent Directors and Directors, as applicable, are then responsible for recommending to the Board a slate of nominees for Independent Director and Interested Director positions, as applicable, for the Board’s approval. Generally, candidates for a position as a member of the Board are suggested by existing Board members; however, the Board will consider stockholder recommendations for candidates for the Board, and will evaluate any such recommendations using the criteria set forth above.

Rule 17j-1 Code of Ethics

We have adopted a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by our personnel. We have also adopted the Adviser’s Policies and Procedures Regarding Material, Non-Public Information and the Prevention of Insider Trading (the “Code of Conduct and Insider Trading Policies”), intended to comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Code of Ethics and the Code of Conduct and Insider Trading Policies generally do not permit investments by our and the Adviser’s personnel in securities that may be purchased or sold by us.

Involvement in Certain Legal Proceedings

The Company may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. The Company is not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against the Company.

Election of Officers

Our Board elects our officers and each of our officers serves until his or her earlier death, resignation or termination or until his or her successor is duly elected and qualified.

Compensation and Insider Participation

Compensation of Independent Directors

Effective March 14, 2016, each of the Company and GMS Finance pays a proportionate share of the Independent Directors’ compensation. Independent Directors are compensated as follows: (i) a $125,000 annual fee; (ii) for a joint meeting of the Board and the board of directors of GMS Finance, $4,000 for each such joint board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such joint board meeting, and $1,500 for each such joint board meeting attended telephonically; (iii) for a meeting of a single Board or board of directors of GMS Finance, $2,000 for each such single board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such single board meeting, and $750 for each such single board meeting attended telephonically; (iv) for a joint meeting of a committee of the Board and a committee of the board of directors of GMS Finance, $2,000 for each such joint committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such joint committee meeting, and $1,000 for each such joint committee meeting attended telephonically; (v) for a meeting of a single committee of the Board or committee of the board of directors of GMS Finance, $1,000 for each such single committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such single committee meeting, and $500 for each such single committee meeting attended telephonically; and (vi) an annual fee of $15,000 for the Chairman of the Audit Committee of the Board and the audit committee of the board of directors of GMS Finance.

Prior to March 14, 2016, each Independent Director received the following amounts for serving as a Director of the Company: (i) a $50,000 annual fee; (ii) $2,500 for each meeting of the Board attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such Board meeting, and $1,000 for each Board meeting attended telephonically; (iii) $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting; and (iv) an annual fee of $5,000 for the Chairman of the Audit Committee of the Board. During the year ended December 31, 2015, the Company reimbursed each Independent Director for certain out-of-pocket expenses such Independent Director incurred in connection with the fulfillment of his duties as an Independent Director.

The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2015:

	Fees Earned or Paid in Cash	Total Compensation from the Company	Total Compensation from the Fund Complex[1]
Nigel D.T. Andrews, Director[2]	$—	$—	$100,000
William P. Hendry, Director	$80,500	$80,500	$187,500
Michael L. Rankowitz, Director	$78,500	$78,500	$183,000
John G. Nestor, Director	$75,500	$75,500	$177,000

(1)	Messrs. Andrews, Hendry, Rankowitz and Nestor serve on the board of directors of GMS Finance. The Company and GMS Finance are part of the Fund Complex. Compensation amounts shown include compensation such Directors received from the Company and GMS Finance for services rendered during the fiscal year ended December 31, 2015.
(2)	Mr. Andrews was appointed to the Board effective March 11, 2016, and therefore did not receive any compensation from the Company for the fiscal year ended December 31, 2015.

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates or by subcontractors, pursuant to the terms of the Investment Advisory Agreement entered into by and between the Company and the Adviser, as amended (the “Investment Advisory Agreement”), and the administration agreement entered into by and between the Company and the Administrator (the “Administration Agreement”). Each of our executive officers is an employee of the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates or by subcontractors.

None of our officers receives direct compensation from us. We have agreed to reimburse the Administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer. In addition, to the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions at cost. We have agreed to reimburse the Administrator, Carlyle Employee Co., with whom we entered into a personnel agreement, and our sub-administrator, CELF Advisors LLP (“CELF”), for our allocable portion of the compensation of any personnel, other than legal department personnel, that they provide for our use.

No compensation is expected to be paid to Directors who are Interested Directors.

Certain Relationships and Related Party Transactions

Investment Advisory Agreement

On March 10, 2016, at an in-person meeting of the Company’s Board, the Board, including a majority of the Independent Directors, approved the continuance of the Investment Advisory Agreement, dated as of July 10, 2013, between the Company and the Adviser in accordance with, and on the basis of an evaluation satisfactory to such Directors as required by, Section 15(c) of the 1940 Act. Subject to the overall supervision of the Board, the Adviser provides investment advisory services to the Company. For providing these services, the Adviser receives management fees from the Company.

The management fee is calculated and payable quarterly in arrears at an annual rate of 0.25% of the average value of the gross assets of the Company at the end of the two most recently completed fiscal quarters, excluding any cash and cash equivalents and including assets acquired with leverage from use of the revolving credit facilities. For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment. The management fee for any partial quarter is prorated.

For the years ended December 31, 2015 and 2014, management fees were $547 thousand and $268 thousand, respectively.

As of December 31, 2015 and 2014, $151 thousand and $171 thousand, respectively, were included in management fees payable in the Consolidated Statements of Assets and Liabilities included in the Annual Report.

On July 10, 2013, the Adviser entered into a personnel agreement with Carlyle Employee Co., an affiliate of the Adviser, pursuant to which Carlyle Employee Co. provides the Adviser with access to investment professionals.

Administration Agreement

On March 10, 2016, at an in-person meeting of the Company’s Board, the Board, including a majority of the Independent Directors, approved the continuance of the Administration Agreement, dated July 10, 2013, between the Company and the Administrator. Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the compensation paid to or compensatory distributions received by the Company’s officers (including the Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to the Company, operations staff who provide services to the Company, and any internal audit staff, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley Act internal control assessment. Reimbursement under the Administration Agreement occurs quarterly in arrears.

For the years ended December 31, 2015 and 2014, NFIC incurred $182 thousand and $155 thousand, respectively, in fees under the Administration Agreement, which are included in administrative service fees in the Consolidated Statements of Operations included in the Annual Report. As of December 31, 2015 and 2014, $35 thousand and $25 thousand, respectively, were unpaid and included in administrative service fees payable in the Consolidated Statements of Assets and Liabilities included in the Annual Report.

Sub-Administration Agreements

On July 10, 2013, the Administrator entered into sub-administration agreements with Carlyle Employee Co. and CELF. Pursuant to the agreements, Carlyle Employee Co. and CELF provide the Administrator with access to personnel.

On July 10, 2013, the Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (as amended, the “Sub-Administration Agreement”). On March 11, 2015, the Board, including a majority of the Independent Directors, approved an amendment to the Sub-Administration Agreement. The initial term of the Sub-Administration Agreement ended on April 1, 2015 and, unless terminated earlier, the Sub-Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. The Sub-Administration Agreement may be terminated upon at least 60 days’ written notice and without penalty by the vote of a majority of the outstanding securities of the Company, or by the vote of the Board or by either party to the Sub-Administration Agreement. For the years ended December 31, 2015 and 2014, fees incurred in connection with the Sub-Administration Agreement, which amounted to $201 thousand and $86 thousand, respectively, were included in other general and administrative in the Consolidated Statements of Operations included in the Annual Report. As of December 31, 2015 and 2014, $60 thousand and $30 thousand, respectively, were unpaid and included in other accrued expenses and liabilities in the Consolidated Statements of Assets and Liabilities included in the Annual Report.

Placement Fees

On July 10, 2013, the Company entered into a placement fee arrangement with TCG Securities, L.L.C., a licensed broker-dealer and an affiliate of the Adviser. There are no placement fees under this arrangement.

Board of Directors

As of December 31, 2015, certain current Directors had committed $1.00 million in capital commitments to the Company.

Review, Approval or Ratification of Related Party Transactions

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our employees and Directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board or exemptive relief for such transactions. Our Board will review these procedures on an annual basis.

From time to time, the Adviser, the Administrator or their respective affiliates, may pay third-party providers to provide goods or services to us. We will subsequently reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf.

Address of Our Adviser and Administrator

The principal executive offices of our Adviser, Carlyle GMS Investment Management L.L.C., and our Administrator, Carlyle GMS Finance Administration L.L.C., are at 520 Madison Avenue, 38th Floor, New York, NY 10022.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Directors and executive officers, as defined under the Exchange Act, and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such executive officers, Directors and stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms filed by such persons, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis in 2015.

Required Vote

Each Director nominee shall be elected by a plurality of all the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

ELECTION OF EACH OF MICHAEL A. HART, MICHAEL L. RANKOWITZ,

ELIOT P.S. MERRILL AND NIGEL D.T. ANDREWS

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected EY to serve as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2016. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of EY as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain EY and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

EY’s representatives are expected to be available telephonically for the Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.

Principal Accountant Fees and Services

Set forth in the table below are audit fees and non-audit related fees billed to the Company and payable to EY for professional services performed for the Company’s fiscal years ended December 31, 2015 and December 31, 2014.

Fiscal Year/Period	Audit Fees	Audit- Related Fees(1)	Tax Fees(2)	All Other Fees(3)
2015	$250,000	$29,500	$18,500	$—
2014	$278,000	$29,500	$22,500	$—

(1)	“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by EY.
(2)	“Tax Fees” are those fees billed to the Company in connection with tax consulting services performed by EY, including primarily the review of the Company’s income tax returns.
(3)	“All Other Fees” are those fees billed to the Company in connection with permitted non-audit services performed by EY.

The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s investment advisers and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal years ended December 31, 2015 and 2014, were pre-approved by the Audit Committee, in accordance with its pre-approval policy.

Audit Committee Report

As part of its oversight of the Company’s financial statements, on March 10, 2016, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2015. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States, and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by EY, the Company’s independent registered public accounting firm, in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee, William P. Hendry, who reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by EY to management.

The Audit Committee received and reviewed the written disclosures from EY required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with EY its independence. The Audit Committee has reviewed the audit fees paid by the Company to EY. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting EY from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s financial statements as of and for the year ended December 31, 2015 be included in the 2015 Form 10-K, for filing with the SEC. The Audit Committee also recommended the appointment of EY to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016.

Audit Committee Members:

William P. Hendry, Chairman

Michael L. Rankowitz

John G. Nestor

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, provided a quorum is present, is required to ratify the appointment of EY to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF EY

AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR

THE FISCAL YEAR ENDING DECEMBER 31, 2016.

OTHER BUSINESS

The Board is not aware of any other matter to be submitted at the Meeting. If any other matter properly comes before the Meeting, the persons named in the enclosed form of proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2017 ANNUAL MEETING OF

STOCKHOLDERS

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2017 annual meeting of stockholders pursuant to the SEC’s Rule 14a-8 must be received by us no later than November 30, 2016. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Secretary of the Company, Matthew Cottrell, 520 Madison Avenue, 38th Floor, New York, NY 10022.

Bylaw Requirements for Stockholder Submission of Nominations and Proposals

A stockholder recommendation for nomination of a person for election to our board or a proposal for consideration at our 2017 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our Bylaws require that, to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the Secretary at the principal executive office of the Company at the above address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the Meeting. As a result, a stockholder’s notice pursuant to these provisions of our Bylaws must be received no earlier than December 14, 2016 and no later than 5:00 p.m., Eastern Time, on January 13, 2017; provided, however, that in the event that the date of the 2017 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2017 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made.

ANNUAL REPORT

A copy of our Annual Report, which consists of our 2015 Form 10-K (including financial statements), is available, along with the Proxy Statement, online at https://proxyonline.com/docs/nfinvestment/. If a printed copy of the Proxy Statement is requested, the Annual Report will be furnished with the Proxy Statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE OVER THE INTERNET, BY TELEPHONE OR BY MARKING, SIGNING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ Matthew Cottrell
Matthew Cottrell
Secretary

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

NF INVESTMENT CORP.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 13, 2016

The undersigned stockholder of NF Investment Corp. (the “Company”) acknowledges receipt of the Notice of the 2016 Annual Meeting of Stockholders of the Company and the Proxy Statement and hereby appoints Matthew Cottrell and Orit Mizrachi, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the 2016 Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 520 Madison Avenue, 38th Floor, New York, NY 10022 on May 13, 2016, at 8:30 a.m., local time, and at any postponements or adjournments thereof, as indicated on this proxy. The named proxies are also authorized to vote in their discretion on such other matters as may properly come before the 2016 Annual Meeting of Stockholders or at any postponement or adjournment thereof

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE STOCKHOLDERS.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 536-1564. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2016. The Proxy Statement and the Company’s 2015 annual report are available at: https://proxyonline.com/docs/nfinvestment/.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

NF INVESTMENT CORP.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	WITHHOLD

Proposal(s):

(1)	Election of Directors – To elect two Class III directors to each serve for a three-year term and two Class II directors to each serve for a two–year term, each until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Class III Nominee(s):

	1a. Michael A. Hart	¡	¡

	1b. Michael L. Rankowitz	¡	¡

Class II Nominee(s):

	1c. Eliot P.S. Merrill	¡	¡

	1d. Nigel D.T. Andrews	¡	¡

	FOR	AGAINST	ABSTAIN

(2)	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016. ¡	¡	¡

(3)	To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Please refer to the Company’s Proxy Statement for a discussion of each proposal.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROXY CARDS MUST BE RECEIVED BY MAY 12, 2016 TO BE COUNTED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]